Risk Management and Report	12 Months Ended
Dec. 31, 2023
Risk Management and Report Disclosure [Abstract]
Risk Management and Report
44.	Risk Management and Report:

(1)	Introduction

Banco de Chile seeks to maintain a risk profile that ensures the sustainable growth that is aligned with its strategic objectives, maximizing value creation and guarantee its long-term solvency. Global risk management takes into consideration the different business segments served by the Bank, being approached from a comprehensive and differentiated perspective.

Our risk management policies are established in order to identify and analyze the risks faced by the Bank, set appropriate risk limits, alerts and controls, monitor risks and compliance with limits and alerts in order to carry out the necessary action plans. Through its administration policies and procedures, the Bank develops a disciplined and constructive control environment. Policies as well as risk management standards, procedures and systems are regularly reviewed.

For this, the Bank has teams with extensive experience and knowledge in each area associated with risks, ensuring comprehensive and consolidated management of the same, including the Bank and its subsidiaries.

(a)	Risk Management Structure

Credit, Market and Operational Risk Management are at the all levels of the Organization, with a Corporate Governance structure that recognizes the relevance of the different risk areas that exist.

The Bank’s Board of Directors Board of Directors of Banco de Chile establishes the risk policies, the Risk Appetite Framework, and the guidelines for the development, validation and monitoring of models. Likewise, it approves the provision models, the Additional Provisions Policy and pronounces annually on the sufficient provisions. Also, it ratifies the strategies, policies, functional structure and comprehensive management model of Operational Risk and is in charge of guaranteeing the consistency of this model with the Bank’s strategy, ensuring proper implementation of the model in the organization. Along with this, it establishes the Subsidiary Risk Control Policy, describing the supervision scheme that the Bank applies to the relevant subsidiaries to control the risks that affect them. For its part, the Administration is responsible both for the establishment of standards and associated procedures as well as for the control and compliance with the disposed by the Board of Directors, ensuring that there is consistency between the criteria applied by the Bank and its subsidiaries, maintaining strict coordination at the corporate level and informing the Board of Directors in the defined instances.

The Bank’s Corporate Governance considers the active participation of the Board, acting directly or through different committees made up of Directors and Senior Management. It is permanently informed of the evolution of the different risk areas, participating through its Finance, International and Financial Risk, Credit, Portfolio Risk Committee and Higher Operational Risk Committee, in which the status of credit, market and operational risks are reviewed. These committees are described in the next paragraphs.

Risk Management is developed jointly by the Wholesale Credit Risk Division, the Retail Credit Risk and Global Risk Control Division and the Cybersecurity Division, which constitute the corporate risk governance structure, which by having highly experienced and specialized teams, together with a robust regulatory framework, allow optimal and effective management of the matters they address.

The Wholesale Credit Risk Division and the Retail Credit Risk and Global Risk Control Division contribute to providing effective governance to the Corporation’s main risks, with a focus on optimizing the risk-return relationship, ensuring business continuity and generating a robust risk culture. They identify potential losses derived from the non-compliance of counterparties, movements in market factors or the lack of adequacy of processes, people or systems, contributing comprehensively to capital management.

Likewise, they continuously manage risk knowledge from a comprehensive approach, in order to contribute to the business and anticipate threats that may damage the solvency and quality of the portfolio, permeating a unique risk culture towards the Corporation, promoting training and permanent education.

Both Divisions are responsible for credit risk in the admission, monitoring and recovery phases for the different business segments. The Wholesale Credit Risk Division has in its structure the Market Risk Management that develops the function of measurement, limitation, control and reporting of said risk along with the definition of valuation standards and management of the Bank’s assets and liabilities.

In turn, in the Retail Credit Risk and Global Risk Control Division, the Admissions Area, among its functions, develops the regulatory framework in matters of credit risk, and the Risk Models Area, which develops the different methodologies related to credit risk. Likewise, in this Division, model monitoring, validation and model risk management are carried out by the respective areas that deal with these matters, ensuring the independence of the function.

This Division also has the Operational Risk and Business Continuity Management, in charge of managing and supervising the application of the policies, rules and procedures in each of these areas within the Bank and Subsidiaries. For these purposes, the Operational Risk Management is in charge of guaranteeing the identification and efficient management of operational risks and promoting a culture in terms of risks to prevent financial losses and improve the quality of the processes, as well as proposing continuous improvements to risk management, aligned with regulatory requirements and business objectives.

In addition to the above, the Business Continuity Management manages the strategy and control of continuity in the operational and technological field, through plans and controlled tests to reduce the impact of disruptive events that may affect the Bank. Additionally, there is the role and responsibilities of the Information Security Officer (ISO), with an independent function in charge of designing and implementing a monitoring environment for the adequate definition and implementation of the information security strategy and controls and cybersecurity, as well as the independence of the control functions of the Cybersecurity Division.

In both Operational Risk and Business Continuity, its methodologies, controls and scope are applied at the Banco de Chile level and are replicated in the subsidiaries, guaranteeing their homologation to the Bank’s global management model.

For its part, the Cybersecurity Division is responsible for defining, implementing and reporting the progress of the Strategic Cybersecurity Plan in line with the Bank’s business strategy, one of its main focuses being to protect internal information, that of its customers and collaborators.

This Division is comprises by the Cybersecurity Engineering Management, the Cyber Defense Management, the Strategic Management Deputy Management and the Cyber Intelligence and Advanced Analytics Deputy Management. Also included are the Technological Risk Management and the Cybersecurity and Subsidiaries Management Department, as control units. The responsibilities of the aforementioned Managements and Deputy Managements are described in Section 5 of this Note.

(i)	Finance, International and Financial Risk Committee

The objectives of this committee are to monitor and continuously review the liquidity status and, trends in the most important financial positions, as well as the their associated results, and their price and liquidity risks that are generated. Some of its specific functions include, the review of the proposal to the Board of Directors of the Risk Appetite Framework (RAF), the Financing Plan and the structure of limits and alerts for price and liquidity risks, reviewing and approving the Comprehensive Risk Measurement (CRM) for subsequent review in the Capital Management Committee and later approval by the Board of Directors, the design of policies and procedures related to the establishment of limits and alerts for price risk and liquidity risk; reviewing the evolution of financial positions and market risks; monitoring limit excesses and alert activations; ensuring adequate identification of risk factors in financial positions; ensuring that the price and liquidity risk management guidelines in the Bank’s subsidiaries are consistent with those of the latter, and that these are reflected in their own policies and procedures.

(ii)	Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the sufficient attributions to take decisions required.

Each committee defines the terms and conditions under which the Bank accepts counterparty risks and the Wholesale Credit Risk and Retail Credit Risk Divisions and Global Risk Control participate independently and autonomously of the commercial areas. They are constituted according to the commercial segments and the amounts to approve and have different meeting periodicities.

Within the risk management structure of the Bank, the maximum approval instance is the Credit Committee of Directors. Its functions are to resolve all credit transactions associated with customers and economic groups with approved lines of credit in excess of UF750,000, and to approve all credit transactions where the bank’s internal regulations require approval from this Committee, except for any special powers delegated by the board to management.

(iii)	Portfolio Risk Committee

The Portfolio Risk Committee must understand the composition, concentration and risks attached to the bank’s loan portfolio, from a global, sectoral and business unit perspective, review and approve the comprehensive risk measurement (CRM) and the Credit Risk Appetite Framework (RAF) in the area of credit risk; It must review the main debtors, their delinquency, past-due portfolio and impairment indicators, together with the write-offs and loan portfolio provisions for each segment. It must propose differentiated management strategies, as well as analyzing and agreeing on the and analyze credit policy proposals that will be approved by theto be approved by the board of directors. This committee also reviews and ratifies the approvals of management models and methodologies Also, this committee is responsible for reviewing and ratifying the approvals of management models and methodologies previously carried out by the Technical Committee for the Supervision of Internal Models, as well as proposing the regulatory models and methodologies for final approval by the Board of Directors.

(iv)	Technical Committee for the Supervision of Internal Models

Among other functions, this committee must ensure compliance with the main guidelines to be used for the construction of models; analyze the adopted criteria and review and approve methodologies associated with non-regulatory models, which must be submitted to the Portfolio Risk Committee for consideration, for final ratification; In the case of regulatory models, this Committee is limited to its review, leaving approval in the hands of the Portfolio Risk Committee and subsequently the Board of Directors. It is also in charge of monitoring the quality of internal models, according to the specific guidelines on this matter, which are also approved by the board of directors.

(v)	Model Risk Management Committee

Its main function is to establish and supervise the model risk management framework and the corresponding methodologies at the institutional level. Among other matters, this committee reviews and discusses the identification and evaluation of model risks based on aggregate results, ensures the updating of the inventory of institutional models and submits the Model Risk Management Policy to the Board of Directors for review and approval.

(vi)	Senior Operational Risk

The Senior Operational Risk Committee makes any necessary changes to the processes, controls and information systems that support the bank’s transactions, in order to mitigate operational risks, and assure that areas can appropriately manage and control these risks.

This committee has many functions dedicated to supervising appropriate operational risk management at the bank and its subsidiaries, and for implementing the policies, standards and methods associated with the bank’s comprehensive operational risk management model. It plans initiatives to develop it and publishes them throughout the bank. It promotes a culture of operational risk management within the bank and its subsidiaries. It reviews integral risk measurement for operational risks. It approves the bank’s operational risk appetite framework. It ensures compliance with the regulatory framework; become aware of the main frauds, incidents, events and their root causes, impacts and corrective measures; ensure the long-term solvency of the organization, avoiding risk factors that may jeopardize the continuity of the Bank. It reviews new products and services, verifies the consistency of associated policies across the bank’s subsidiaries, monitors their compliance, and reviews operational risk management at subsidiaries; become aware of the level of risk to which the bank is exposed in its outsourced services, among others.

(vii)	Operational Risk Committee

The committee is empowered to trigger the necessary changes in the processes, procedures, controls and information systems that support the operation of Banco de Chile, in order to mitigate its operational risks, ensuring that the different areas properly manage and control these risks.

Among the main functions of the Operational Risk Committee are: regarding the ddevelopingment of thea comprehensive operational risk management model, ensuring the implementation and/or updating of the regulatory framework, plans and initiatives for the development of the model and its dissemination in the organization; promote a culture of operational risk management at all levels of the Bank; become aware of the results obtained in the comprehensive measurement of operational risk; review the operational risk appetite framework; ensure the current regulatory framework in matters that are limited to operational risk; review the level of exposure to operational risk of the Bank and the main risks to which it is exposed; become aware of the main frauds, incidents, operational events and their root causes, impacts and corrective measures as appropriate, as well as operational risk assessments; propose, agree on and/or prioritize strategies to mitigate the main operational risks; ensure the long-term solvency of the organization; ensure that Operational Risk policies are aligned with the Bank’s objectives and strategies; become aware of the level of risk to which the bank is exposed in its outsourced services, among others.

(viii)	Capital Management Committee

The main purpose of this committee is to assess, monitor and review capital adequacy in accordance with the principles in the bank’s capital management policy and its risk framework, to ensure that capital resources are adequately managed, the CMF’s principles are respected, and the bank’s medium-term sustainability.

(b)	Internal Audit

The risk management processes of the entire Bank are permanently audited by the Internal Audit Area, which examines the sufficiency of the procedures and their compliance. Internal Audit discusses the results of all evaluations with the administration and reports its findings and recommendations to the Board of Directors through the Audit Committee.

(c)	Measurement Methodology

Regarding to Credit Risk, loan loss provision and write offs are the fundamental metrics of the credit quality of our portfolio.

Banco de Chile permanently evaluates its loan portfolio, timely recognizing its risks. The bank has a set of guidelines related to modelling techniques for decision model development (scoring, campaigns and collection models), expected credit losses (both under local regulations, as well as under IFRS 9) and stress testing. These guidelines and the resulting models are approved by the Board of Directors.

As a result of this evaluation, on both individual and group portfolios, expected credit losses are determined.

The individual portfolio encompasses companies that due to their size, complexity or indebtedness, require a more detailed and a case-by-case analysis. Each obligor is assigned one of 16 risk categories (according to qualitative criteria based on the Bank’s internal credit rating system and a scale proposed by the regulator), in order to establish its expected credit losses in a timely and appropriate manner. The review of these classifications is carried out permanently considering the financial situation, payment behavior and the environment of each client.

The group portfolio encompasses natural persons and smaller companies. These assessments are carried out monthly through statistical models that estimate the appropriate level of expected credit losses. The consistency of these models is assessed through an independent validation and, subsequently, through the model monitoring process (i.e. retrospective tests) that compare actual vs expected losses.

In 2023, the Bank made a few adjustments to the ECL models, more precisely to their PD forecasting (forward-looking) model, including more recent macroeconomic data. As a result of that, these adjustments resulted in a non-material variation of our ECL estimates.

The monitoring and control of risks are carried through a set of limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept.

(2)	Credit Risk

Credit risk considers the likelihood that the counterparty in the credit operation will not be able to fulfill its contractual obligation due to incapacity or financial insolvency, and this leads to a potential credit loss.

The Bank seeks an adequate risk-return relation and an appropriate balance of the risks assumed, through a permanent credit risk management considering the processes of admission, monitoring and recovery of the loans granted. Establishes the risk management framework for the different business segments it serves, responding to regulatory demands and commercial dynamism, being part of the digital transformation and contributing from a risk perspective to the various businesses addressed, through a vision of the portfolio that allows managing, resolving and controlling the business approval and monitoring process in an efficient and proactive manner.

In the business segments, the application of additional management processes is taken into consideration, to the extent required, for those financing requests that that will have a greater exposure to environmental and/or social risks.

The Bank integrates the socio-environmental criteria in its evaluations for the granting of financing destined to the development of projects, whether national or regional and that can generate an impact of this type, where they are executed. For the financing of projects, they must have the corresponding permits, authorizations, patents and studies, according to the impact they generate. In addition, the Bank has specialized units for serving large clients, through which the financing of project development is concentrated, including those of Public Works concessions that contemplate the construction of infrastructure, mining, electrical, real estate developments that can generate an environmental impact.

In matters of risks related to climate change, during 2023 progress has beenwas made in the methodologies used to identify risks related to the climate factor in the portfolio. This includes conducting various specialized training on ESG risk matters to executives from different divisions, including risk executives, strengthening the Bank’s ability to proactively address these emerging challenges.

Credit policies and processes materialize in the following management principles, which are addressed with a specialized approach according to the characteristics of the different markets and segments served, recognizing the singularities of each one of them:

1.	Apply a rigorous evaluation in the admission process, based on established credit policies, standards and procedures, together with the availability of sufficient and accurate information. Thus, it corresponds to analyze the generation of flows and solvency of the client to meet their payment commitments and, when the characteristics of the operation merit it, must constitute adequate collateral that allow mitigating the risk incurred with the client.

2.	Have permanent and robust portfolio tracking processes, through procedures and systems that alert both the potential signs of impairment of clients, with respect to the conditions of origin, and also the possible business opportunities with those that present a better payments quality and behavior.

3.	To develop credit risk modeling guidelines, in regulatory aspects and management, for efficient decision-making at different stages of the credit process.

4.	Have a collection structure with timely, agile and effective processes that allow management to be carried out in accordance with the different types of clients and the types of breaches that arise, always in strict adherence to the regulatory framework and the Bank’s reputational definitions.

5.	Maintain an efficient administration in work teams organization, tools and availability of information that allow an optimal credit risk management.

Based on these management principles, the credit risk divisions contribute to the business and anticipate threats that may affect the solvency and quality of the portfolio. In particular, during the last three years the solidity of these principles and the role of credit risk have made it possible to respond adequately to the challenges derived from the pandemic, providing timely responses to clients while maintaining the solid fundamentals that characterize the Bank’s portfolio in its different segments and products.

Within the framework of risk management, a permanent and focused monitoring of the behavior of the portfolios has continued, including the evolution of the credits associated with the FOGAPE Covid, FOGAPE Reactivation programs and recently FOGAPE Chile Apoya and FOGAES.

(a)	Retail Segment

In these segments, admission management is carried out mainly through a risk evaluation that uses scoring tools and an adequate credit attribution model to approve each operation. These evaluations take into consideration the level of indebtedness, payment capacity and the maximum acceptable exposure for the client.

For these segments, the Bank’s risk functions are segregated and distributed in the following areas:

−	Retail Admission and Regulatory, performs the evaluation of operations and clients, with specialization by products and segments. Maintains a framework of policies and standards that ensure the quality of the portfolio according to the desired risk, defining guidelines for the admission of clients and their respective parameterization in the evaluation systems. These definitions are released to commercial and risk areas through programs and continuous training, and their application is monitored through credit review processes.

−	Risk Model, is responsible for developing, maintaining and updating credit risk models, whether for regulatory or management uses, in accordance with local and international regulations, determining the most appropriate functional specifications and statistical techniques for the development of the required models. These models are validated by the Model Risk and Internal Control Management and presented to the corresponding government bodies, such as the Technical Committee for the Supervision and Development of Internal Models, the Portfolio Risk Committee or the Board of Directors, as appropriate.

−	Model Risk and Internal Control, its purpose is to manage the risks associated with models and their processes, for which it relies on the functions of model validation, model risk management and internal control.

Model validation is responsible for carrying out an independent review of risk models, including risk-weighted assets and stress tests, both in the construction and implementation stages of these models. It considers the validation of compliance with the guidelines established by the Board of Directors, addressing aspects such as governance, data quality, modeling techniques, implementation, methodological and parametric analysis, and documentation. The results of the review are presented and placed in consideration of the respective Committees, as appropriate.

Model risk management is responsible for monitoring and ensuring compliance with the activities associated with the state in which the models are according to their life cycle.

For its part, the internal control function ensures the maintenance of a control model aligned with performance, financial and operational objectives, and the protection of its assets against possible losses. The foregoing has the consequence of ensuring the reliability and transparency of the financial and non-financial information generated by the Bank. For this, a periodic evaluation process is carried out, based on the risks that could have a material impact and which is carried out through the evaluation of the design and operational effectiveness of the identified controls and thus be able to comply with the operating, information and compliance objectives.

−	Retail Tracking and Models, is in charge of measuring the behavior of portfolios especially through the monitoring of the main indicators of the aggregate portfolio and the analysis of layers, reported in management reports, generating relevant information for decision-making in different instances defined. Also, special follow-ups are generated according to relevant events in the environment. This Area ensures that the different strategies executed meet the risk quality objectives that determined their implementation.

For its part, through the risk model monitoring function, they are monitored, ensuring compliance with the standards defined to ensure their predictive and discriminating power.

Additionally, this Area is responsible for managing the process for calculating provisions for credit risk, ensuring the correct execution of the processes and results obtained.

−	Collection performs a cross-collection management in the Bank and defines refinancing criteria through the establishment of predefined renegotiation guidelines to solve the indebtedness of viable customers and with payment intentions, maintaining an adequate risk-return ratio, together with the incorporation of robust tools for a differentiated collection management according to the institutional policies and with strict adherence to the current regulatory framework.

In this sense, the Bank has specific regulations related to the collection and normalization of clients, which makes it possible to ensure the quality of the portfolio in accordance with credit policies and the desired risk appetite framework. Through collection management, the attention of clients with temporary flow problems is favored, debt normalization plans are proposed to viable clients, in such a way that it is possible to maintain the relationship in the long term once their situation is regularized, the recovery of assets at risk is maximized and the necessary collection actions are carried out, in a timely manner, to ensure the recovery of debts or reduce potential loss.

(b)	Wholesale Segment

In these segments, admission management is carried out through an individual evaluation of the client and the relationship of the rest of the group with the Bank is also considered if it belongs to a group of companies. This individual evaluation - and group if applicable - considers, among others, generation capacity, financial situation with emphasis on equity solvency, exposure levels, industry variables, evaluation of partners and management, and aspects of the operation such as financing structure, term, products and possible collaterals.

The indicated evaluation is supported by a rating model that allows greater homogeneity in the evaluation of the client and his group. This evaluation also includes specialized areas in some segments that by their nature require expert knowledge, such as real estate, construction, agriculture, financial, international, among others.

In a centralized manner, a permanent monitoring of the portfolio is carried at the individual level off business segments and economic sectors, based on periodically updated information from both the client and the industry, through the use of robust management tools. Through this process, alerts are generated that ensure the correct and timely recognition of the risk of the individual portfolio and the special conditions established in the admission stage are monitored, such as controls of financial covenants, coverage of certain collaterals and conditions imposed at the time of approval.

Additionally, within the Admission areas, joint monitoring tasks are carried out that allow monitoring the development of operations from their gestation to their recovery, with the aim of ensuring the correct and timely identification of portfolio risks, and to manage in advance those cases with higher risk levels.

Upon detection of clients that show signs of impairment or default with any condition, the commercial area to which the client belongs, together with the Wholesale Credit Risk Division, establish action plans for their regularization. In those more complex cases where specialized management is required, the Special Assets Management area, belonging to the Wholesale Credit Risk Division, is directly in charge of collection management, establishing action plans and negotiations based on the particular characteristics of each client.

(c)	Derivative Transactions

We produce own models which are used for credit risk management purposes, known as the pre-settlement exposure (PSE). Generally, the PSE is computed as follows:

PSE = Maximum (CMTM + CEF * Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure within the life of the transaction, under 95% of confidence level.

The portfolio approach is taken into account when computing exposures of several transactions closed with one single counterpart.

Credit mitigating conditions for derivative transactions have become popular in the local financial markets. There are financial institutions that have accepted early termination clauses, and netting is also possible with corporations when appropriate documentation under a regular Master Agreement is signed.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

Derivative transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations schemes in place for this kind of transactions.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(d)	Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2023 and 2022, does not exceed 10% of the Bank’s effective equity.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2023:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	1,536,512	811,198	27,492	9	89,437	2,464,648

Financial assets held for trading at fair value through profit or loss

Derivative contracts Financial
Forwards (*)	129,760	13,712	27,450	—	41,717	212,639
Swaps (**)	739,444	59,478	856,718	—	162,515	1,818,155
Call Options	1,939	248	955	—	293	3,435
Put Options	542	70	654	—	45	1,311
Futures	—	—	—	—	—	—
Subtotal	871,685	73,508	885,777	—	204,570	2,035,540

Debt Financial Instruments
From the Chilean Government and Central Bank	3,027,313	—	—	—	—	3,027,313
Other debt financial instruments issued in Chile	336,311	—	—	—	—	336,311
Financial debt instruments issued Abroad	—	—	—	—	—	—
Subtotal	3,363,624	—	—	—	—	3,363,624

Others Financial Instruments
Investments in mutual funds	405,752	—	—	—	—	405,752
Equity instruments	2,058	485	—	—	—	2,543
Others	844	145	—	—	44	1,033
Subtotal	408,654	630	—	—	44	409,328

Financial Assets at fair value through other comprehensive income

Debt Financial Instruments
From the Chilean Government and Central Bank	1,837,652	—	—	—	—	1,837,652
Other debt financial instruments issued in Chile	1,741,665	—	—	—	—	1,741,665
Financial debt instruments issued Abroad	—	207,208	—	—	—	207,208
Subtotal	3,579,317	207,208	—	—	—	3,786,525

Equity Instruments
Equity instruments issued in Chile	10,601	—	—	—	—	10,601
Equity instruments issued by foreign institutions	—	—	—	—	1,311	1,311
Subtotal	10,601	—	—	—	1,311	11,912

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	—	11,975	18,712	—	18,378	49,065
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	—	11,975	18,712	—	18,378	49,065

Financial assets at amortized cost
Rights by resale agreements and securities lending	71,822	—	—	—	—	71,822

Debt Financial Instruments
From the Chilean Government and Central Bank	1,431,141	—	—	—	—	1,431,141
Subtotal	1,431,141	—	—	—	—	1,431,141

Loans and advances to Banks
Central Bank of Chile	2,100,933	—	—	—	—	2,100,933
Domestic banks	—	—	—	—	—	—
Foreign banks (***)	—	—	436	205,362	213,200	418,998
Subtotal	2,100,933	—	436	205,362	213,200	2,519,931

Loans to Customers, Net
Commercial loans	20,008,787	—	—	—	21,257	20,030,044
Residential mortgage loans	12,310,768	—	—	—	—	12,310,768
Consumer loans	5,310,462	—	—	—	—	5,310,462
Subtotal	37,630,017	—	—	—	21,257	37,651,274

(*)	Others includes: France Ch$33,034 million and Spain Ch$7 million.

(**)	Others includes: France Ch$38,199 million and Spain Ch$31,881 million.

(***)	Others includes: China Ch$109,229 million.

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and Due from Banks	590,426	—	—	1,874,222	—	—	—	—	—	—	—	—	—	—	2,464,648

Financial Assets held for trading at fair value through profit or loss
Derivative contracts Financial
Forwards	—	—	—	124,808	15,853	6,396	132	1,834	3,529	3	1,074	1,589	57,421	—	212,639
Swaps	—	—	243	1,739,380	2,610	10,797	—	15,664	3,848	2,609	24,116	14,914	3,974	—	1,818,155
Call Options	—	—	—	1,899	422	252	—	—	834	—	—	—	28	—	3,435
Put Options	—	—	—	809	277	212	—	—	—	—	—	—	13	—	1,311
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	243	1,866,896	19,162	17,657	132	17,498	8,211	2,612	25,190	16,503	61,436	—	2,035,540

Debt Financial Instruments
From the Chilean Government and Central Bank	2,799,442	227,871	—	—	—	—	—	—	—	—	—	—	—	—	3,027,313
Other debt financial instruments issued in Chile	—	—	—	336,311	—	—	—	—	—	—	—	—	—	—	336,311
Financial debt instruments issued Abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	2,799,442	227,871	—	336,311	—	—	—	—	—	—	—	—	—	—	3,363,624

Others Financial Instruments
Investments in mutual funds	—	—	—	405,752	—	—	—	—	—	—	—	—	—	—	405,752
Equity instruments	—	—	—	2,543	—	—	—	—	—	—	—	—	—	—	2,543
Others	—	—	—	1,033	—	—	—	—	—	—	—	—	—	—	1,033
Subtotal	—	—	—	409,328	—	—	—	—	—	—	—	—	—	—	409,328

Financial Assets at fair value through Other Comprehensive Income
Debt Financial Instruments
From the Chilean Government and Central Bank	473,642	1,364,010	—	—	—	—	—	—	—	—	—	—	—	—	1,837,652
Other debt financial instruments issued in Chile	—	—	—	1,457,305	17,791	—	—	12,507	7,277	—	4,837	—	—	241,948	1,741,665
Financial debt instruments issued Abroad	—	—	—	207,208	—	—	—	—	—	—	—	—	—	—	207,208
Subtotal	473,642	1,364,010	—	1,664,513	17,791	—	—	12,507	7,277	—	4,837	—	—	241,948	3,786,525

Equity Instruments
Equity instruments issued in Chile	—	—	—	10,601	—	—	—	—	—	—	—	—	—	—	10,601
Equity instruments issued by foreign institutions	—	—	—	1,311	—	—	—	—	—	—	—	—	—	—	1,311
Subtotal	—	—	—	11,912	—	—	—	—	—	—	—	—	—	—	11,912

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	49,065	—	—	—	—	—	—	—	—	—	—	49,065
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	49,065	—	—	—	—	—	—	—	—	—	—	49,065

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	—	54,329	—	—	—	—	—	—	—	—	15,189	2,304	71,822

Debt financial instruments
From the Chilean Government and Central Bank	507,261	923,880	—	—	—	—	—	—	—	—	—	—	—	—	1,431,141
Subtotal	507,261	923,880	—	—	—	—	—	—	—	—	—	—	—	—	1,431,141

Loans and advances to Banks
Central Bank of Chile	2,100,933	—	—	—	—	—	—	—	—	—	—	—	—	—	2,100,933
Domestic banks	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign banks	—	—	—	418,998	—	—	—	—	—	—	—	—	—	—	418,998
Subtotal	2,100,933	—	—	418,998	—	—	—	—	—	—	—	—	—	—	2,519,931

(*)	Economic activity of Loans and accounts receivable from customers disclosed in Note No. 11 e).

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2022:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	1,448,441	1,227,305	24,982	8	64,148	2,764,884

Financial assets held for trading at fair value through profit or loss

Derivative contracts Financial
Forwards (*)	316,204	38,355	91,832	—	119,659	566,050
Swaps (**)	1,037,521	32,161	1,095,040	—	224,855	2,389,577
Call Options	2,321	—	—	—	—	2,321
Put Options	2,758	—	—	—	—	2,758
Futures	—	—	—	—	—	—
Subtotal	1,358,804	70,516	1,186,872	—	344,514	2,960,706

Debt Financial Instruments
From the Chilean Government and Central Bank	3,059,292	—	—	—	—	3,059,292
Other debt financial instruments issued in Chile	374,453	—	—	—	—	374,453
Financial debt instruments issued Abroad	—	—	—	—	—	—
Subtotal	3,433,745	—	—	—	—	3,433,745

Others Financial Instruments
Investments in mutual funds	250,337	—	—	—	—	250,337
Equity instruments	2,357	3,261	—	—	—	5,618
Others	763	522	—	—	85	1,370
Subtotal	253,457	3,783	—	—	85	257,325

Financial Assets at fair value through other comprehensive income

Debt Financial Instruments
From the Chilean Government and Central Bank	2,258,857	—	—	—	—	2,258,857
Other debt financial instruments issued in Chile	1,540,908	—	—	—	—	1,540,908
Financial debt instruments issued Abroad	—	167,627	—	—	—	167,627
Subtotal	3,799,765	167,627	—	—	—	3,967,392

Equity Instruments
Equity instruments issued in Chile	5,700	—	—	—	—	5,700
Equity instruments issued by foreign institutions	—	—	—	—	845	845
Subtotal	5,700	—	—	—	845	6,545

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	118	18,368	8,142	—	449	27,077
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	118	18,368	8,142	—	449	27,077

Financial assets at amortized cost
Rights by resale agreements and securities lending	54,061	—	—	—	—	54,061

Debt Financial Instruments
From the Chilean Government and Central Bank	902,355	—	—	—	—	902,355
Subtotal	902,355	—	—	—	—	902,355

Loans and advances to Banks
Central Bank of Chile	1,801,100	—	—	—	—	1,801,100
Domestic banks	—	—	—	—	—	—
Foreign Banks (***)	—	—	18,679	182,320	172,693	373,692
Subtotal	1,801,100	—	18,679	182,320	172,693	2,174,792

Loans to Customers, Net
Commercial loans	20,279,201	—	—	—	29,544	20,308,745
Residential mortgage loans	11,422,322	—	—	—	—	11,422,322
Consumer loans	4,995,230	—	—	—	—	4,995,230
Subtotal	36,696,753	—	—	—	29,544	36,726,297

(*)	Others includes: France Ch$92,885 million and Spain Ch$18,923 million.

(**)	Others includes: France Ch$62,731 million and Spain Ch$45,189 million.

(***)	Others includes: China Ch$65,362 million.

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and Due from Banks	384,230	—	—	2,380,654	—	—	—	—	—	—	—	—	—	—	2,764,884

Financial Assets held for trading at fair value through profit or loss
Derivative contracts Financial
Forwards	—	—	—	372,637	28,966	12,435	124	2,153	8,456	18	144	1,602	139,515	—	566,050
Swaps	—	—	—	2,311,655	9,770	9,123	—	10,148	4,236	3,848	16,166	14,493	10,138	—	2,389,577
Call Options	—	—	—	123	601	61	—	—	90	6	1	1,437	2	—	2,321
Put Options	—	—	—	752	1,412	481	—	—	5	—	21	—	87	—	2,758
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,685,167	40,749	22,100	124	12,301	12,787	3,872	16,332	17,532	149,742	—	2,960,706

Debt Financial Instruments
From the Chilean Government and Central Bank	3,019,487	39,805	—	—	—	—	—	—	—	—	—	—	—	—	3,059,292
Other debt financial instruments issued in Chile	—	—	—	374,453	—	—	—	—	—	—	—	—	—	—	374,453
Financial debt instruments issued Abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	3,019,487	39,805	—	374,453	—	—	—	—	—	—	—	—	—	—	3,433,745

Others Financial Instruments
Investments in mutual funds	—	—	—	250,337	—	—	—	—	—	—	—	—	—	—	250,337
Equity instruments	—	—	—	5,618	—	—	—	—	—	—	—	—	—	—	5,618
Others	—	—	—	1,370	—	—	—	—	—	—	—	—	—	—	1,370
Subtotal	—	—	—	257,325	—	—	—	—	—	—	—	—	—	—	257,325

Financial Assets at fair value through Other Comprehensive Income
Debt Financial Instruments
From the Chilean Government and Central Bank	—	2,258,857	—	—	—	—	—	—	—	—	—	—	—	—	2,258,857
Other debt financial instruments issued in Chile	—	—	—	1,513,240	13,591	—	—	4,934	—	—	4,639	4,504	—	—	1,540,908
Financial debt instruments issued Abroad	—	—	—	167,627	—	—	—	—	—	—	—	—	—	—	167,627
Subtotal	—	2,258,857	—	1,680,867	13,591	—	—	4,934	—	—	4,639	4,504	—	—	3,967,392

Equity Instruments
Equity instruments issued in Chile	—	—	—	5,700	—	—	—	—	—	—	—	—	—	—	5,700
Equity instruments issued by foreign institutions	—	—	—	845	—	—	—	—	—	—	—	—	—	—	845
Subtotal	—	—	—	6,545	—	—	—	—	—	—	—	—	—	—	6,545

Derivative contracts financial for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	27,077	—	—	—	—	—	—	—	—	—	—	27,077
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	27,077	—	—	—	—	—	—	—	—	—	—	27,077

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	—	43,116	469	—	—	—	—	—	—	—	7,950	2,526	54,061

Debt financial instruments
From the Chilean Government and Central Bank	—	902,355	—	—	—	—	—	—	—	—	—	—	—	—	902,355
Subtotal	—	902,355	—	—	—	—	—	—	—	—	—	—	—	—	902,355

Loans and advances to Banks
Central Bank of Chile	1,801,100	—	—	—	—	—	—	—	—	—	—	—	—	—	1,801,100
Domestic banks	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign banks	—	—	—	373,692	—	—	—	—	—	—	—	—	—	—	373,692
Subtotal	1,801,100	—	—	373,692	—	—	—	—	—	—	—	—	—	—	2,174,792

(e)	Collateral and Other Credit Enhancements:

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

-	For commercial loans: Residential and non-residential real estate, liens and inventory.

-	For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable according to both external standards and internal policies guidelines and parameters. The Bank has approximately 246,063 collateral assets as of December 31, 2023 (244,033 in December 2022), the majority of which consist of real estate.

The following table contains guarantees values as of December 31, 2023 and 2022:

		Fair value of collateral and credit enhancements held as of December 31, 2023
	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	15,159,292	4,157,394	204,423	610,957	3,503	4,976,277	10,183,015
Small business lending	4,870,752	3,330,145	16,097	10,464	—	3,356,706	1,514,046
Consumer lending	5,310,462	363,923	607	2,633	—	367,163	4,943,299
Mortgage lending	12,310,768	10,510,587	125	301	—	10,511,013	1,799,755
Total	37,651,274	18,362,049	221,252	624,355	3,503	19,211,159	18,440,115

		Fair value of collateral and credit enhancements held as of December 31, 2022
	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	15,474,528	3,993,984	193,235	590,126	4,386	4,781,731	10,692,797
Small business lending	4,834,217	3,352,055	20,294	11,700	—	3,384,049	1,450,168
Consumer lending	4,995,230	364,469	912	3,364	—	368,745	4,626,485
Mortgage lending	11,422,322	9,928,827	133	607	—	9,929,567	1,492,755
Total	36,726,297	17,639,335	214,574	605,797	4,386	18,464,092	18,262,205

The Bank also uses mitigating tactics for credit risk on derivative transactions. To date, the following mitigating tactics are used:

●	Accelerating transactions and net payment using market values at the date of default of one of the parties.

●	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.

●	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to the loans individually classified as impaired as of December 31, 2023 and 2022 amounted Ch$140,371 million and Ch$110,686 million, respectively.

The value guarantees related to past due loans but no impaired as of December 31, 2023 and 2022 amounted Ch$459,858 million and Ch$325,079 million respectively.

(f)	Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also carries out reviews focused on companies that participate in specific economic sectors, which are affected either by macroeconomic variables or variables of the sector. In this way, it is possible to timely establish the necessary and sufficient level of provisions to cover the losses due to the eventual non-recoverability of the credits granted.

The credit quality by asset class for Consolidated Statements of Financial Position sheet items, based on the Bank’s credit rating system, is presented in Note No. 11 letter (d).

Below is the detail of the default but not impaired portfolio:

		Past due but not impaired(*)
	Neither past due nor impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
As of December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2023	35,450,737	729,515	201,414	65,073	344	36,447,083
2022	34,933,720	622,515	157,852	46,764	36	35,760,887

(*)	These amounts include the overdue portion and the remaining balance of loans in default.

(g)	Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$25,924 million and Ch$14,071 as of December 31, 2023 and 2022, respectively, the majority of which are properties. All of these assets are managed for sale.

(h)	Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

	2023	2022
Financial assets	MCh$	MCh$
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to Customers at amortized cost
Commercial loans	445,462	381,171
Residential mortgage loans	266,920	251,380
Consumer loans	306,632	258,434
Subtotal	1,019,014	890,985
Total renegotiated financial assets	1,019,014	890,985

There is a rise in renegotiated loans, particularly for consumer and commercial loans. This trend is due to deteriorating payment performance in higher risk borrowers compared to the previous year.

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2 (i) (viii).

The renegotiated portfolio of Banco de Chile represents 2.71% of the total loans.

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank can agree with the client changes in the initial conditions in terms of interest rate and payment schedule. With regard to the forgiveness of the principal, the Bank normally does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the 2023 period, with the related modification loss suffered by the Bank.

2023 MCh$
Amortized costs of financial assets modified during the period	515,015
Net modification loss	125,144

Although the Bank does not have systematized information related to the balance of modified loans by type of concession, it continuously monitors its impaired portfolio as defined in note 2 (i) (viii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses (12mECL) measurement during the 2023 period:

	December 31, 2023
	Post modification		Pre-modification
	Gross carrying amount MCh$	Corresponding ECL MCh$	Gross carrying amount MCh$	Corresponding ECL MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	46,266	6,726	46,727	11,459
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	22,968	5,663	22,856	3,922

The Bank determines the appropriate amount of allowance for expected credit losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. In this step of renegotiation approval, a reevaluation of the provision level is always carried out for each debtor.

Among the variables that the credit committee considers in establishing the level of provisions for the individual portfolio are payment behavior, payment capacity and collateral coverage are mainly considered.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions. The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

In both segments, the approvals of the renegotiation operations are submitted to specialized credit committees, whose members have attributions adjusted to this risk.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)	Compliance with credit limit granted to related debtors

Below are detailed the figures for compliance with the credit limit granted to debtors related to the ownership or management of the Bank and subsidiaries, in accordance with the Article 84 No. 2 of the General Banking Law, which establishes that in no case the total of these credits may exceed the amount of its Total or Regulatory Capital:

	December 2023	December 2022
	MCh$	MCh$
Total related debt	476,459	960,640
Consolidated Total or Regulatory Capital	6,578,584	6,373,416
Limit used %	7.24%	15.07%

(j)	Measures associated with the COVID-19 Contingency:

Due to the health emergency caused by the COVID-19 pandemic, the Bank implemented measures that sought to make payments more flexible on a temporary basis and provided financing that allows to sustain working capital during this period, having in the first case credit refinancing (mortgage, commercial, consumer) and in the second case and by order of the Chilean Government, through the Ministry of Finance, Central Bank of Chile and the Commission for the Financial Market, measures to facilitate the granting of loans with state guarantee (FOGAPE-COVID) with the aim of being used as working capital or reactivating the activities of companies that demonstrate having been affected by the COVID-19 pandemic.

The objective of the FOGAPE-COVID initiative was to facilitate access to working capital loans for individuals and legal entities with annual sales of less than UF 1,000,000 affected by the COVID-19 pandemic. The guarantee coverage of these loans —differentiated according to sales tranche— is between 60% and 85% of financing, after applying a deductible that does not exceed 5% of the guaranteed amount. The Administration rules applicable to the COVID-19 guarantee lines, considered the option of refinancing any principal amortization of preexisting commercial loans that mature in the 6 months following the moment of granting the financing with the COVID-19 Guarantee.

In order to cover the Bank’s exposure to potential losses associated with granting these state-guaranteed loans, a provision equivalent to 100% of each operation’s deductible amount is set. The total allowance related to state-guaranteed loans amounted to Ch$16,372 million as of December 31, 2023 (Ch$32,743 million and Ch$70,352 million as of December 31, 2022 and 2021, respectively) and was registered under the line-item “Loans to customers at amortized cost” as ECL provision.

The payment behavior of these loans (COVID refinancing and FOGAPE-COVID) in both cases have a similar behavior to the rest of the Bank’s loan portfolio.

(3)	Market Risk:

Market Risk refers to the loss that the Bank could face due to a liquidity shortage to honor the payments, or to close financial transactions in a timely manner (Liquidity Risk), or due to adverse movements in the values of market variables (Risk Price). For its correct management, the guidelines of the Liquidity Risk Management Policy and the Market Risk Management Policy are considered, both are subject to review, at least annually, by the Market Risk Manager and approval by the Bank’s Board of Directors, at least annually.

(a)	Liquidity Risk:

Liquidity Risk Measurement and Limits

The Bank manages the Liquidity Risk in accordance with the established on the Liquidity Risk Management Policy, managing separately for each sub-category thereof; this is for Trading Liquidity Risk and Funding Liquidity Risk.

Trading Liquidity Risk is the inability to close, at current market prices, the financial positions opened mainly from the Trading Book (which is daily valued at market prices and the value differences instantly reflected in the Income Statement). This risk is controlled by establishing limits on the positions amounts of the Trading Book in accordance with what is estimated to be closed in a short time period. Additionally, the Bank incorporates a negative impact on the Income Statement whenever it considers that the size of a certain position in the Trading Book exceeds the reasonable amount, negotiated in the secondary markets, which would allow the exposure to be offset without altering market prices.

Funding Liquidity Risk refers to the Bank’s inability to obtain sufficient cash to meet its immediate obligations. This risk is managed by a minimum amount of highly liquid assets called liquidity buffer, and establishing limits and controls of internal metrics, among which the Market Access Report (“MAR”) stands out, which estimates the amount of funding that the Bank would need from wholesale financial counterparties, for the next 30 and 90 days in each of the relevant currencies of the balance sheet, to face a cash need as a result of the operation under business as usual conditions.

The use of December within 2023 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY BCh$		MAR FCCY MUS$
	1 — 30 days	1 — 90 days		1 — 90 days
Maximum	1,858	4,180	Maximum	994
Minimum	(1,359)	917	Minimum	(131)
Average	347	2,375	Average	387

The Bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by full delivery derivatives payments. This metric is referred to as Cross Currency Funding. The bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger lack of foreign currency funding.

The use of Cross Currency Funding within year 2023 is illustrated below:

Cross Currency Funding MUS$

Maximum	2,359
Minimum	477
Average	1,251

The Bank establishes thresholds that alert behaviors outside the expected ranges at a normal or prudent level of operation, in order to protect other dimensions of liquidity risk such as, for example, maturities concentration of fund providers, the diversification of sources of funds either by type of counterparty or type of product, among others.

The evolution over time of the statement of financial ratios of the Bank is monitored in order to detect structural changes in the characteristics of the balance sheet, such as those presented in the following table and whose relevant values of use during the year 2023 are shown below:

	Liquid Assets/ Net Funding <30 days	Liabilities>1 year/ Assets >1 year	Deposits/ Loans

Maximum	228%	228%	66%
Minimum	147%	147%	63%
Average	188%	188%	64%

Additionally, some market index, prices and monetary decisions taken by the Central Bank of Chile are monitored to detect structural changes in market conditions that can trigger a liquidity shortage or even a financial crisis.

Furthermore, the Liquidity Risk Management Policy enforces to perform stress tests periodically which are controlled against potentially accessible action plans in each modeled scenario, according with the guidelines established in the Liquidity Contingency Plan. This process is essential in determining the liquidity risk appetite framework of the institution.

The Bank measures and controls the mismatch of cash flows under regulatory standards with the C46 index report, which represents the net cash flows expected over time as a result of the contractual maturity of almost all assets and liabilities. Additionally, the Commission for the Financial Market (hereinafter, “CMF”) authorized Banco de Chile, among others, to report the adjusted C46 index. This allows the Bank to report, in addition to the regular C46 index, outflow behavior assumptions of certain specific elements of the liability, such as demand deposits and time deposits. In addition, the regulator also requires some rollover assumptions for the loan portfolio.

The CMF establish the following limits for the C46:

Foreign Currency balance sheet items: 1-30 days, Regulatory Limit C46 index < 1 x Tier-1 Capital

The use of this index in year 2023 is illustrated below:

	Adjusted C46 CCY and FCCY as part of Basic Capital		Adjusted C46 FCCY as part of Basic Capital
	1 — 30 days	1 — 90 days	1 — 30 days

Maximum	0.20	0.11	0.20
Minimum	(0.36)	(0.32)	0.05
Average	(0.11)	(0.15)	0.14
Regulatory Limit	N/A	N/A	1.0

The individual and consolidated term liquidity gap are presented below:

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	7,451,342	10,025,598	11,358,013	14,885,569
Cash flow payable (liabilities) and expenses	18,521,274	20,729,699	24,705,312	29,572,694
Liquidity Gap	11,069,932	10,704,101	13,347,299	14,687,125

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,626,253	1,940,382	1,977,205	2,202,851
Cash flow payable (liabilities) and expenses	2,847,205	3,088,720	3,605,349	4,188,405
Liquidity Gap	1,220,952	1,148,338	1,628,144	1,985,554

Limits:
One time capital			5,175,878
AVAILABLE MARGIN			3,547,734

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$3,547,734,515,499.

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	7,212,899	9,484,396	10,274,614	12,835,250
Cash flow payable (liabilities) and expenses	8,783,153	9,584,013	11,078,718	13,602,290
Liquidity Gap	1,570,254	99,617	804,104	767,040

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,580,416	1,831,846	1,697,506	1,615,215
Cash flow payable (liabilities) and expenses	1,890,932	2,044,398	2,418,213	2,883,055
Liquidity Gap	310,516	212,552	720,707	1,267,840

Limits:
One time capital			5,175,878
AVAILABLE MARGIN			4,455,171

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$4,455,172,085,877.

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	8,219,299	10,802,541	12,160,473	15,703,453
Cash flow payable (liabilities) and expenses	19,142,529	21,350,955	25,326,568	30,194,109
Liquidity Gap	10,923,230	10,548,414	13,166,095	14,490,656

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,626,308	1,940,437	1,977,260	2,202,906
Cash flow payable (liabilities) and expenses	2,847,205	3,088,720	3,605,349	4,188,460
Liquidity Gap	1,220,897	1,148,283	1,628,089	1,985,554

Limits:
One time capital			5,175,878
AVAILABLE MARGIN			3,547,789

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$3,547,789,431,676.

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	7,980,856	10,261,339	11,077,074	13,653,134
Cash flow payable (liabilities) and expenses	9,404,409	10,205,269	11,699,974	14,223,706
Liquidity Gap	1,423,553	(56,070)	622,900	570,572

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	1,580,471	1,831,901	1,697,561	1,615,270
Cash flow payable (liabilities) and expenses	1,890,932	2,044,398	2,418,213	2,883,110
Liquidity Gap	310,461	212,497	720,652	1,267,840

Limits:
One time capital			5,175,878
AVAILABLE MARGIN			4,455,226

*	In the limit up to 30 days, in consolidated currency, the Bank has a liquidity situation of Ch$4,455,227,002,053.

Liquid Assets Consolidated Balance Statement as of December 31, 2023, values in Bch$

Source: Financial Statements Banco de Chile as of December 31, 2023.

Additionally, the regulatory entities have introduced other metrics that the Bank uses in its management, such as the Liquidity Coverage Ratio (“LCR”) and Net Stable Financing Ratio (“NSFR”), using assumptions similar to those used in the international banking. For the first, the minimum level required is 1 time (100%) of the LCR indicator, while for the second the limit requirement is 0.7 times (70%) of the NSFR indicator. The evolution of the LCR and NSFR metrics during the year 2023 are shown below:

	LCR	NSFR

Maximum	3.43	1.37
Minimum	2.42	1.27
Average	3.01	1.33
Regulatory Limit	1.0	0.7	(*)

(*)	By transitory disposition of the Central Bank of Chile, in Chapter III.B.2.1 of the Compendium of Accounting Standards for Banks, this limit will gradually increase until reaching 1.0 in January 2026.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), to December 2023 and 2022, is as follows:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2023
Transactions in the course of payment	356,871	—	—	—	—	—	356,871
Full delivery derivative transactions	449,301	883,862	946,696	1,138,243	738,806	1,481,105	5,638,013
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,321,660	—	—	—	—	—	13,321,660
Saving accounts and time deposits	10,432,630	3,515,344	1,517,789	66,062	595	542	15,532,962
Obligations by repurchase agreements and securities lending	156,846	158	—	—	—	—	157,004
Borrowings from financial institutions	44,475	65,210	5,079,495	157,383	—	—	5,346,563
Debt financial instruments issued (all currencies)	55,897	196,986	1,097,658	2,537,939	2,351,864	4,422,665	10,663,009
Other financial obligations	338,891	—	24	—	—	—	338,915
Financial instruments of regulatory capital issued (subordinated bonds)	3,006	—	46,575	95,774	85,615	1,146,822	1,377,792
Total (excluding non-delivery derivative transactions)	25,159,577	4,661,560	8,688,237	3,995,401	3,176,880	7,051,134	52,732,789

Non-delivery derivative transactions	339,148	339,427	1,033,954	1,245,586	964,056	1,879,807	5,801,978

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2022
Transactions in the course of payment	681,792	—	—	—	—	—	681,792
Full delivery derivative transactions	743,686	780,406	1,375,700	1,581,587	756,582	1,743,275	6,981,236
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,383,232	—	—	—	—	—	13,383,232
Saving accounts and time deposits	9,774,591	3,013,166	1,362,905	121,808	5,940	655	14,279,065
Obligations by repurchase agreements and securities lending	219,043	52	—	—	—	—	219,095
Borrowings from financial institutions	158,173	83,612	795,721	4,348,400	—	—	5,385,906
Debt financial instruments issued (all currencies)	13,442	170,745	1,349,567	2,286,711	2,555,020	4,119,530	10,495,015
Other financial obligations	343,526	21	110	45	—	—	343,702
Financial instruments of regulatory capital issued (subordinated bonds)	2,869	—	48,017	94,649	84,952	1,135,504	1,365,991
Total (excluding non-delivery derivative transactions)	25,320,354	4,048,002	4,932,020	8,433,200	3,402,494	6,998,964	53,135,034

Non-delivery derivative transactions	686,308	751,720	1,595,212	1,283,629	683,109	2,161,307	7,161,285

(b)	Price Risk:

Price Risk Measurement and Limits

The Price Risk measurement and management processes are carried out in accordance with the established on the Market Risk Management Policy, by using internal metrics developed by the Bank, both for the Trading Book and for the Accrual Book (the Accrual Book includes all balance sheet items, including those in the Trading Book but in such case these are reported at an interest rate adjustment term of one day, thus not generating accrual interest rate risk). In addition, the portfolio recorded under the Fair Value Through Other Comprehensive Income (hereinafter FVOCI) is considered, which is a sub-set of the Accrual Book, which given its nature is relevant to measure it independently. In addition, the Bank reports metrics to regulatory entities according to the models defined by them.

The Bank has established internal limits for the exposures of the Trading Book. In fact, FX positions (FX delta), interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX options volatility sensitivity (vega) are measured, reported and controlled against their limits. Limits are established on an aggregate basis but also for some specific tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the board and reviewed at least annually.

The Bank measures and controls the risk for the Trading Book portfolios using the Value-at-Risk (VaR). The model uses a 99% confidence level and the most recent one-year observed rates, prices and yields data.

The use of VaR within year 2023 is illustrated below:

Value-at-Risk 99% one-day confidence level MCh$

Maximum	3,909
Minimum	796
Average	2,172

Additionally, the Bank performs measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual Book using internally developed methodologies based on the differences in the amounts of assets and liabilities considering the interest rate repricing dates. Exposures are measured according to the Interest Rate Exposure or IRE metric and their corresponding risks using the Earnings-at-Risk or EaR metric. Within these metrics, Prepayment Risk is considered, which corresponds to the customer’s ability to pay, totally or partially, their debt before maturity. For this, a loan flow allocation model is generated with exposure to interest rate fluctuations, according to their prepayment behavior, finally reflecting a decrease in their average maturity term.

The use of EaR within year 2023 is illustrated below:

12- months Earnings-at-Risk 99% confidence level 3 months defeasance period MCh$

Maximum	286,176
Minimum	178,417
Average	248,157

The regulatory risk measurement for the Trading Book (Market Risk Weighted Assets report or mRWA) is produced by utilizing guidelines provided by the Central Bank of Chile (hereinafter, “BCCh”) and the CMF. The referred methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. Interest rates changes are provided by the regulatory entity; moreover, correlation factors and very conservative term are included to explain non-parallel changes in the yield curve.

The risk measurement for the Banking Book, according to regulatory guidelines (RMLB report by its Spanish initials), as a result of interest rate fluctuations is carried out through the use of standardized methodologies provided by regulatory entities (BCCh and CMF). The report includes models for reporting interest rate gaps and how their value varies, according to rate fluctuations that are defined by the scenarios provided by the regulations. In addition to this, the regulatory entity has requested banks to establish internal limits, separately for short-term and long-term balances, NII and EVE respectively, for these regulatory measurements.

The results effectively realized during the month for trading activities are controlled against defined loss levels and if these levels are exceeded, senior management is notified in order to evaluate potential corrective actions.

Finaly, the Market Risk Management Policy of Banco de Chile enforces to perform daily stress tests for the Trading Book and monthly for the Accrual Book. Additionally, the stress test for the FVOCI portfolio is included, which is reported daily. The output of the stress testing process is monitored against corresponding alert levels; in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. Additionally, these book tests are a fundamental part of establishing the Bank’s price risk appetite framework.

The following table illustrates the interest rate cash-flows of the Banking Book, considering the interest rate repricing dates on an individual basis, as of December 31, 2023 and 2022:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2023
Cash and due from banks	2,441,580	—	—	—	—	—	2,441,580
Transactions in the course of collection	403,734	—	—	—	—	—	403,734
Financial assets at fair value through other comprehensive income:
Debt financial instruments	282,697	748,488	1,864,717	461,590	270,129	157,313	3,784,934
Derivative financial instruments for hedging purposes	773	5,738	208,234	328,274	531,229	929,754	2,004,002
Financial assets at amortized cost:
Rights by resale agreements and securities lending	74,796	—	—	—	—	—	74,796
Debt financial instruments		9,012	530,044	503,956	159,932	312,570	1,515,514
Loans and advances to Banks	2,216,985	74,312	233,533				2,524,830
Loans to customers, net	5,464,339	2,859,489	8,212,594	9,064,150	5,082,957	14,106,472	44,790,001
Total Assets	10,884,904	3,697,039	11,049,122	10,357,970	6,044,247	15,506,109	57,539,391

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2022
Cash and due from banks	2,624,888	—	—	—	—	—	2,624,888
Transactions in the course of collection	743,379	—	—	—	—	—	743,379
Financial assets at fair value through other comprehensive income:
Debt financial instruments	82,025	324,492	2,487,874	614,944	220,962	248,832	3,979,129
Derivative financial instruments for hedging purposes	378	4,040	296,187	347,208	352,502	1,033,196	2,033,511
Financial assets at amortized cost:
Rights by resale agreements and securities lending	—	—	—	—	—	—	—
Debt financial instruments	—	8,816	11,222	56,159	459,884	452,991	989,072
Loans and advances to Banks	1,904,368	63,569	209,047	—	—	—	2,176,984
Loans to customers, net	5,061,294	3,188,902	7,913,635	9,165,338	4,722,852	13,044,702	43,096,723
Total Assets	10,416,332	3,589,819	10,917,965	10,183,649	5,756,200	14,779,721	55,643,686

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2023
Transactions in the course of payment	317,056	—	—	—	—	—	317,056
Derivative Financial Instruments for hedging purposes	1,508	1,777	179,604	319,178	498,973	1,245,545	2,246,585
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,352,234	—	—	—	—	—	13,352,234
Saving accounts and time deposits	10,432,630	3,515,344	1,517,789	66,062	595	542	15,532,962
Obligations by repurchase agreements and securities lending	10,450	—	—	—	—	—	10,450
Borrowings from financial institutions	44,475	65,210	5,079,495	157,383	—	—	5,346,563
Debt financial instruments issued (*)	55,897	196,986	1,097,658	2,537,939	2,351,864	4,422,665	10,663,009
Financial instruments of regulatory capital issued (subordinated bonds)	3,006	—	46,575	95,774	85,615	1,146,822	1,377,792
Other liabilities	338,891	—	24	—	—	—	338,915
Total liabilities	24,556,147	3,779,317	7,921,145	3,176,336	2,937,047	6,815,574	49,185,566

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2022
Transactions in the course of payment	650,640	—	—	—	—	—	650,640
Derivative Financial Instruments for hedging purposes	1,440	1,006	272,568	341,455	332,705	1,503,902	2,453,076
Financial liabilities at amortized cost
Current accounts and other demand deposits	13,454,288	—	—	—	—	—	13,454,288
Saving accounts and time deposits	9,774,591	3,013,166	1,362,905	121,808	5,940	655	14,279,065
Obligations by repurchase agreements and securities lending	7,344	—	—	—	—	—	7,344
Borrowings from financial institutions	158,173	83,612	795,721	4,348,400	—	—	5,385,906
Debt financial instruments issued (*)	13,442	170,745	1,349,567	2,286,711	2,555,020	4,119,530	10,495,015
Financial instruments of regulatory capital issued (subordinated bonds)	2,869	—	48,017	94,649	84,952	1,135,504	1,365,991
Other liabilities	343,526	21	110	45	—	—	343,702
Total liabilities	24,406,313	3,268,550	3,828,888	7,193,068	2,978,617	6,759,591	48,435,027

(*)	Amounts shown here are different from those reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank uses stress tests as the main sensitivity analysis tool for Price Risk. The analysis is implemented for the Trading Book, Accrual Book and the FVOCI portfolio separately. The Bank has adopted this tool as it is considered more useful than fluctuations in business as usual scenario, such as VaR or EaR, given that:

(i)	The financial crisis show market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 99% of confidence level.

(ii)	The financial crisis also show that correlations between these fluctuations are materially different from those used in the VaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations respect to the patterns observed under normal conditions.

(iii)	Trading liquidity dramatically diminishes during financial distress and especially in emerging markets. Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The impacts are determined by mathematical simulations of fluctuations in the values of market factors, and also, estimating the changes of the economic and /or accounting value of the financial positions.

In order to comply with IFRS 9, the following exercise was included illustrating an estimation of the impact of extreme but reasonable fluctuations of interest rates, swaps yields, FX rates and exchange volatility, which are used for valuing Trading Book, Accrual Book and the FVOCI portfolio. Given that the Bank’s portfolio includes positions denominated in nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

For the Trading Book, the exercise is implemented by multiplying the sensitivities by the fluctuations obtained as the results of mathematical simulations over a two-week time horizon and using the maximum historical volatility, within a significant period of time, in each of the market factor present. In the case of the FVOCI portfolio a four-week time horizon is used due to liquidity constrains; Accrual Book impacts are estimated by multiplying cumulative gaps by forward interest rates fluctuations modeled over a three-month time horizon and using the maximum historical volatility of interest fluctuations but limited by maximum fluctuations and / or levels observed within a significant period of time. It is relevant to note that the methodology might ignore some portion of the interest rates convexity, since it is not captured properly when large fluctuations are modeled. In any case, given the magnitude of the changes, the methodology may be reasonable enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations resulting from the main market factors in the maximum stress test exercise, or more adverse, for the Trading Book.

The directions or signs of these fluctuations are those that correspond to those that generate the most adverse impact at the aggregate level.

Average Fluctuations of Market Factors for Maximum Stress Scenario Trading Book
	CLP Derivatives (bps)	CLP Bonds (bps)	CLF Derivatives (bps)	CLF Bonds (bps)	USD Offshore SOFR Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	31	186	101	553	(7)	17
Greater than 1 year	8	101	107	199	(18)	8

bps = basis points

The worst impact on the Bank’s Trading Book as of December 31, 2023, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact Trading Book (MCh$)
CLP Interest Rate		(11,113)
Derivatives	(1,467)
Debt instruments	(9,645)
CLF Interest Rate		(12,073)
Derivatives	(1,619)
Debt instruments	(10,454)
Interest rate USD offshore		(34)
Domestic/offshore interest rate spread USD		92
Total Interest rates		(23,128)
Banking spread		(629)
Total FX and FX Options		(168)
Total		(23,925)

The modeled scenario would generate losses in the Trading Book for Ch$23,925 million. In any case, such fluctuations would not result in material losses compared to Basic Capital or to the P&L estimate for the next 12-months.

The impact on the Accrual Book as of December 31, 2023, which does not necessarily mean a net loss(gain) but a greater(lower) net income from funds generation (resulting net interest rate generation), is illustrated below:

Most Adverse Stress Scenario 12-Month Revenue Accrual Book (MCh$)
Impact by Base Interest Rate shocks	(167,484)
Impact due to Spreads Shocks	(4,700)
Higher / (Lower) Net revenues	(172,184)

The impact on the FVOCI portfolio it is show in the followings tables. First are the main fluctuation in the market factors, due to the scenarios provided for the stress test meltdown (more adverse), for this portfolio.

The sign of the fluctuation below, correspond to the ones that generate the most adverse impact.

Average Fluctuations of Market Factors for Maximum Stress Scenario FVOCI Portfolio
	CLP Bonds (bps)	CLF Bonds (bps)	USD Offshore Libor Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	245	685	12	45
Greater than 1 year	132	238	38	21

bps = basis points

The worst impact on the Bank’s FVOCI portfolio as of December 31, 2023, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact
FVOCI portfolio
(MCh$)
CLP Debt Instrument	(39,477)
CLF Debt Instrument	(56,968)
Interest rate USD offshore	(5,217)
Domestic/offshore interest rate spread USD	—
Banking spread	(6,076)
Corporative spread	(22,474)
Total	(130,212)

The modeled for the FVTOCI Portfolio would generate potential impacts on equity accounts for Ch$130,212 million.

The main negative impact on the Trading Book would occur as a result of an increase in debt instruments in CLF over 1 year, followed by an increase in CLP debt instruments over 1 year, while in the case of the FVTOCI portfolio the main impact comes from upward fluctuations in interest rates of debt instruments in CLF greater than 1 year and from the simulated corporate spread. For its part, the lowest potential income in the next 12 months in the Accrual Book would occur in a scenario of a sharp drop in nominal interest rates and inflation.

(4)	Other Information related to Financial Risks:

a)	Implementation of new reference rates in foreign currency:

As a consequence of the decisions made by the United Kingdom Financial Conduct Authority (FCA) and the recommendations of the Alternative Reference Rates Committee (ARRC) made up of the Federal Reserve Board and the New York FED, from 12-31-2021 Libor rates in currencies other than US$ are no longer published, from 01-01-2022 new operations based on Libor stopped being issued and it was reported that from 06-30-2023 Libor in US$ will stop being published. As a result, it was recommended to use the US$ Libor published only in contracts in force as of 12-31-2021 up to the last date of publication of this.

Because of this, since 2020 the Bank has been enabling and implementing, in its different dimensions, the new risk-free reference rates (“RFR”) for carrying out operations in foreign currency as of 01-01-2022.

The process has been structured in 5 phases:

·	1st phase

-	Identification of the risks associated with the Libor transition process through the collection of information regarding the number of operations, amounts involved, remaining terms, types of products and course coins.

-	Periodic exchange of information with the main global banks regarding the RFRs that were being defined as a replacement for Libor rates.

-	Review of the documents published by the ARRC with its recommendations.

·	2nd phase

-	Preparation and presentation to the CMF in the year 2021 of the situational analysis of Banco de Chile regarding the end of Libor. This included reporting on the information research carried out in the 1st stage and the impact that the end of the Libor rate had both at the level of products and at the level of Bank areas.

·	3rd phase

-	Definition of the new RFRs to be used in the different currencies (daily SOFR, term SOFR, TONAR, SONIA, etc.)

-	Implementation of the RFR in the Bank’s systems

·	4th phase

-	Carrying out tests of course of financial operations to review the correct accrual of the new RFR.

-	Preparation of documentation with the RFR.

·	5th phase

-	Renegotiation of contracts with floating Libor rate with expiration after June 2023, in process.

(4)	Other Information related to Financial Risks, continued:

b)	FCA publication of April 03, 2023:

In November 2022, FCA announced a consultation on the possibility of continuing to publish synthetic USD LIBOR rates for 1, 3 and 6 months after the cessation of the defined LIBOR panel on June 30, 2023.

From the inquiry, on April 3, 2023 the FCA has announced that it will require the LIBOR panel to continue to publish 1, 3 and 6 month LIBOR rate adjustments using a ‘synthetic’ non-representative methodology.

Likewise, the FCA intends to cease publishing synthetic adjustments on September 30, 2024, however, it will take into account any unforeseen and material events.

c)	Offsetting of financial assets and liabilities:

The Bank trades financial derivatives with foreign counterparties using ISDA Master Agreement (International Swaps and Derivatives Association, Inc.), under legal jurisdiction of the City of New York — USA or London — United Kingdom. Legal framework in these jurisdictions, along with documentation mentioned, it allows Banco de Chile the right to anticipate the maturity of the transaction and then, offset the net value of those transactions in case of default of counterparty. Additionally, the Bank has negotiated with these counterparties an additional annex (CSA Credit Support Annex), that includes other credit mitigating, such as entering margins on a certain amount of net value of transactions, early termination (optional or mandatory) of transactions at certain dates in the future, coupon adjustment of transaction in exchange for payment of the debtor counterpart over a certain threshold amount, etc.

Below are detail the contracts susceptible to offset:

	Fair Value		Negative Fair Value of contracts with right to offset		Positive Fair Value of contracts with right to offset		Financial Collateral		Net Fair Value
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Derivative financial assets	2,084,605	2,987,783	(929,115)	(1,014,141)	(816,457)	(1,508,710)	(160,133)	(180,863)	178,900	284,069

Derivative financial liabilities	2,356,718	3,324,485	(929,115)	(1,014,141)	(816,457)	(1,508,710)	(294,409)	(302,571)	316,737	499,063

(5)	Operational risk:

One of the Bank’s objectives is to monitor, control and maintain at adequate levels, the risk of losses resulting from a lack of adequacy or a failure of processes, personnel and/or internal systems, or due to external events. This definition includes legal risk and excludes strategic and reputational risk.

Operational risk is inherent in all activities, products and systems, and cuts across the entire organization in its strategic, business and support processes. It is the responsibility of all the Bank’s collaborators to manage and control the risks generated within their scope of action, since their materialization may lead to direct or indirect financial losses.

To face this risk, the Bank has defined a Regulatory Framework and a governance structure according to the volume and complexity of its activities. The Retail Credit Risk and Global Risk Control Division administer the management of this risk, through the establishment of an Operational Risk Management. Likewise, the “Superior Committee for Operational Risk” and the “Committee for Operational Risk” supervise it.

The Operational Risk Policy defines a comprehensive management model based on four main processes that ensure an adequate control environment in the organization.

These processes are implemented in the different areas of Operational Risk action, using various management and control tools:

Operational Risk Comprehensive Management Model

The aforementioned processes correspond to:

1. Identification and Evaluation: At Banco de Chile, this process considers internal and external factors, which allows us to better understand operational risk, and thus allocate resources and define strategies efficiently and effectively.

The Bank promotes the use of methodologies and procedures with the objective of guaranteeing an adequate identification and evaluation of these risks, both inherent and residual. These are executed with a frequency that allows knowing the operational risks in a timely manner.

2. Control and Mitigation: Determination of acceptable risk levels and mitigation actions to be applied in case of deviation from these levels. This process aims to maintain risk at adequate levels.

Banco de Chile will execute a set of control and mitigation tools in the different areas of management, which will make it possible to alert deviations in exposure to operational risk, where mitigation measures will be evaluated to solve them.

3. Monitoring and Reporting: This process aims to guarantee the monitoring of the main risks and inform the different interested parties.

At Banco de Chile, monitoring and reporting will consider information related to the different areas of management. If necessary, the results of the monitoring activities will be included in the relevant government instances.

4. Operational Risk Culture: The Operational Risk Management plans operational risk culture programs, aimed at raising awareness and training Bank employees in risk identification, control effectiveness, and event detection in their normal operating activities, so that each collaborator contributes to reduce the occurrence of risk events and mitigate their impact on the business. This may be done in coordination with the different organizational units as necessary.

Additionally, the comprehensive management of Operational Risk considers the following areas:

−	Fraud Management
−	Process Assessment
−	Testing of Controls
−	Event Management
−	Loss Base Management
−	Profile and Risk Appetite Framework
−	Operational Risk Capital Management
−	Supplier Management
−	Self-Assessment Matrix
−	Operational Risk Assessment for Projects
−	Subsidiary Control

All areas previously mentioned, together with the corresponding regulatory framework and governance structure, constitute the overall management of Operational Risk. Each of the areas is based on a process of identification, evaluation and mitigation of risks, whether or not they have been realized, which can lead to the definition of action plans or indicators that allow for adequate monitoring of each risk. In this way, Banco de Chile and its Subsidiaries ensure an adequate environment for the management of operational risk.

Below is the exposure to net loss, gross loss and recoveries due to operational risk events as of December 31, 2023 and 2022:

	December 2023			December 2022
Category	Lost Gross MCh$	Recoveries MCh$	Lost Net MCh$	Lost Gross MCh$	Recoveries MCh$	Lost Net MCh$
Internal fraud	222	(14)	208	77	(7)	70
External fraud	26,969	(8,918)	18,051	16,197	(5,806)	10,391
Work practices and safety in the business position	3,034	—	3,034	1,391	(3)	1,388
Customers, products and business practices	1,169	—	1,169	1,082	—	1,082
Damage to physical assets	1,208	(161)	1,047	527	(3)	524
Business interruption and system failures	951	—	951	175	—	175
Execution, delivery and process management	3,182	(609)	2,573	4,691	(425)	4,266
Total	36,735	(9,702)	27,033	24,140	(6,244)	17,896

Cybersecurity

The Engineering Management is in charge of defining, implementing and maximizing existing cyber threat protection technologies, and defining and maintaining the security architecture. The Cyber Defense Management is responsible for safeguarding information assets by proactively detecting, responding and containing threats. Likewise, this department is responsible for managing cybersecurity incidents in an assertive and timely manner, minimizing the impact and improving response times, with the aim of protecting the Bank’s operations. The Strategic Management Sub-department is responsible for defining, managing and complying with the Strategic Plan of the Cybersecurity Division, guaranteeing the effective and efficient use of resources, and imparting and controlling the Cybersecurity guidelines to suppliers. The Technological Risk Management is in charge of identifying, evaluating, treating and reporting information security, technological and cybersecurity risks, this includes the management of technological risks in the Bank’s projects. Furthermore, the Sub-Management of Cybersecurity Assurance has the responsibility of reviewing compliance with the Strategic Plan, policies, procedures and regulatory framework in terms of cybersecurity. It also develops and implements the Cybersecurity Awareness Program of the corporation. Finally, the Advanced Cyber Intelligence and Analytics Unit aims to obtain, analyze, and process timely information regarding threats, to provide cyber intelligence and facilitate decision-making within the corporation, in order to keep it safe, protected and resilient.

Business Continuity:

The Bank in the management for the compliance with the objectives related to the delivery of the service of attention to its clients, has the Management of Business Continuity, responsible for managing the constant preparation for the safeguard of the operation of the critical products and services before situations that could affect the continuity of the organization or of the country.

In addition, the Business Continuity Management defines the global and regulatory framework established in the Policy and Standard, developing a consistent Continuity Plan for the Bank and its Subsidiaries, with the aim of managing the strategy and control of business continuity in operational and technological lines, maintaining alternate operation plans, controlled and simulation tests to reduce the impact of disruptive events, in addition to providing resilience to the organization by establishing comprehensive strategies to ensure the safety of the employees, protect the Bank’s assets from catastrophic scenarios, maintain relevant documentation and carry out trainings associated with this subject. Additionally, it designs and implements independent controls, through the Information Security Officer (ISO) Role.

That is why Business Continuity has methodologies and controls that contribute to the application of the integrated model within the corporation, mainly represented in the following management areas:

-	Document Management: It consists of carrying out methodological processes of updating the documentation that supports Business Continuity in operational and technological areas, with the aim of keeping the strategy implemented in the Bank up to date and in accordance with the guidelines of Business Continuity Management (BCM).

-	Business Continuity Tests: It refers to annually scheduled contingency simulations that address the 5 risk scenarios defined for the Bank (Failure in Technology Infrastructure, Failure in Physical Infrastructure, Massive Absence of Personnel, Failure in Critical Supplier Service and Cybersecurity), allowing to maintain constant training and integration of critical personnel operating the payment chain, under the defined contingency procedures that support the Bank’s critical products and services.

-	Crisis Management: Internal process of the Bank that maintains and trains the key executive roles associated with the Crisis Groups in conjunction with the main recovery strategies and structures defined in the BCM model. In this way, it constantly strengthens the different areas necessary for preparation, execution and monitoring, which will allow to face crisis events in the Bank.

-	Critical Supplier Management: This involves the management, control and testing of Business Continuity Plans implemented by the suppliers involved in the processing of critical products and services for the Bank, associated with the risk scenarios established in direct relation to the contracted service.

-	Alternative Site Management: It includes the continuous management and control of secondary physical locations for the Bank’s critical units, to keep the operation active in case of failure in the main work location. The objective is to protect and maintain the technological and operational functionalities of the alternative sites, to reduce recovery times in case of crisis and that activation is effective when its use is required.

-	Relations with Subsidiaries and External Entities: It consists of the permanent control, management and leveling on the compliance of Subsidiaries under the methodology and strategic lines established by the Bank in crisis environments and Business Continuity Management. It also includes the global management with the requirements of internal and external regulators.

-	Continuous Improvement: considers the application of automation processes and the adaptation of resources used in the internal processes of the business continuity model, with the objective of improving response times in the delivery and analysis of information in contingencies, complementing the managed processes of the BCM.

-	Training: It includes the development and implementation of processes and instances prepared under different learning methodologies to strengthen and empower employees about the continuity of business model.

-	Cybersecurity Control: Design and implement independent controls by monitoring the tasks carried out by the organizational units responsible for the Bank’s information security and cybersecurity.

The management and unification of the described areas, together with the compliance of the implemented regulations and the structured governability, constitute the Business Continuity Model of the Bank of Chile.